UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2016

BIODEL INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-33451

Delaware (State or other jurisdiction of incorporation or organization)	90-0136863 (IRS Employer Identification Number)

100 Saw Mill Road Danbury, Connecticut (Address of principal executive offices)	06810 (Zip code)

(203) 796-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events.

As previously announced, Biodel Inc. (“Biodel” or the “Company”) has entered into an amended and restated share exchange agreement (the “Exchange Agreement”) with Albireo Limited, a company registered in England and Wales (“Albireo”), and the holders of Albireo shares or notes convertible into Albireo shares, pursuant to which, subject to the satisfaction or waiver of the conditions set forth in the Exchange Agreement, the Company will acquire the entire issued share capital of Albireo in exchange for newly issued shares of the Company’s common stock.

On October 3, 2016, Albireo issued the press release attached hereto as Exhibit 99.1 announcing positive top-line results from a pivotal Phase 3 clinical trial of its product candidate, elobixibat, in chronic constipation conducted in Japan. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of Albireo Limited dated October 3, 2016

Additional Information and Where You Can Find It

Biodel filed a definitive proxy statement with Securities and Exchange Commission (the “SEC”) on September 19, 2016 in connection with the solicitation of proxies for its 2016 Annual Meeting of Stockholders and has mailed the definitive proxy statement and other relevant materials to Biodel’s stockholders. At the 2016 Annual Meeting of Stockholders, Biodel’s stockholders will be asked to approve, among other things, a proposal for the issuance of Biodel’s common stock in the previously announced proposed transaction with Albireo. BIODEL’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR BIODEL’S 2016 ANNUAL MEETING OF STOCKHOLDERS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BIODEL, ALBIREO AND THE PROPOSED TRANSACTION. These documents and other documents filed by Biodel can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Biodel’s website at www.biodel.com or by contacting Biodel’s Corporate Secretary at 203-796-5000 or by mail at Investor Relations, Biodel Inc., 100 Saw Mill Road, Danbury, Connecticut 06810.

Participants in Solicitation

Biodel, Albireo, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Biodel’s stockholders in connection with Biodel’s 2016 Annual Meeting of Stockholders under the rules of the SEC. Information about these participants, and a description of their direct and indirect interests, by security holdings or otherwise, may be found in the definitive proxy statement that Biodel filed with the SEC on September 19, 2016 relating to its 2016 Annual Meeting of Stockholders. The definitive proxy statement has been mailed to all stockholders of record as of the record date set for the 2016 Annual Meeting of Stockholders and can also be obtained free of charge from the sources indicated above. Other information regarding participants in the proxy solicitation may be contained in other relevant materials filed by Biodel with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2016	BIODEL INC.

	By:	/s/ Paul S. Bavier
Paul S. Bavier Interim President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Albireo Limited dated October 3, 2016

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